UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2017

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-8809	SCANA Corporation (a South Carolina corporation)	57-0784499
1-3375	South Carolina Electric & Gas Company (a South Carolina corporation)	57-0248695
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 40.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately provided by SCANA Corporation and South Carolina Electric & Gas Company. Information contained herein relating to any individual registrant is provided by such registrant on its own behalf. South Carolina Electric & Gas Company makes no representation as to information relating to SCANA Corporation or its subsidiaries (other than South Carolina Electric & Gas Company and its consolidated affiliates).

Item 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

A Settlement Agreement (the "Agreement") was entered into as of July 27, 2017, by and among Toshiba Corporation ("Toshiba"), South Carolina Electric & Gas Company ("SCE&G") and the South Carolina Public Service Authority ("Santee Cooper", and together with SCE&G, the "Owners").

Pursuant to the Agreement, Toshiba has agreed to pay $2.168 billion ($1.192 billion for SCE&G’s 55% share and $0.976 billion for Santee Cooper’s 45% share) in full satisfaction of its guaranty of obligations ("Guaranty Obligations") of Westinghouse Electric Company, LLC ("WEC") under the Engineering, Procurement, and Construction contract dated May 23, 2008, as amended for the two new nuclear units at the V.C. Summer Nuclear Station.

In the Agreement, Toshiba commits to make payments in a series of installments over a period beginning in October 2017 and ending in September 2022. Certain of these payments may be satisfied by distributions through the bankruptcy court process from WEC to SCE&G and Santee Cooper. These payments (which are subject to reduction if WEC pays creditors who hold liens on project assets) will be payable to SCE&G and Santee Cooper regardless of whether both or either of the two units is completed, or the project is abandoned.

Under the Agreement, Toshiba and the Owners agree to support a prompt sale of WEC's assets and agree to negotiate in good faith regarding a plan support agreement that would provide for an allocation of distributions to the Owners. In addition, the Owners will forbear from exercising remedies in respect of the Guaranty Obligations until September 2022, unless, among other items, certain events of nonpayment, insolvency or other material breaches by Toshiba under the Agreement occur. If such an event occurs, the balance of the Guaranty Obligations will become immediately due and payable, and the Owners may exercise any and all rights and remedies.

A copy of the Agreement is included herein as Exhibit 99.2.

Item 7.01    REGULATION FD DISCLOSURE

On July 27, 2017, SCANA Corporation issued the press release attached hereto as Exhibit 99.1.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit 99.1    Press release dated July 27, 2017

Exhibit 99.2    Settlement Agreement entered into as of July 27, 2017 by and among Toshiba
Corporation, South Carolina Electric & Gas Company and the South Carolina
Public Service Authority.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries or consolidated affiliates thereof.

SCANA Corporation
South Carolina Electric & Gas Company
(Registrants)

Date: July 27, 2017	By:	/s/James E. Swan, IV
James E. Swan, IV
Vice President and Controller

EXHIBIT INDEX

Number
99.1         Press Release dated July 27, 2017
99.2        Settlement Agreement entered into as of July 27, 2017 by and among Toshiba
Corporation, South Carolina Electric & Gas Company and the South Carolina
Public Service Authority